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Exhibit 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to (b) of section 1350, I hereby certify, to the best of my knowledge, that:

    The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q ") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ THOMAS R. HEFTY
Thomas R. Hefty Chief Executive Officer August 13, 2002

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  Exhibit 99.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)